UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 26, 2011

TeleTech Holdings, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11919	84-1291044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9197 S. Peoria Street, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

(303) 397-8100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2011, TeleTech Holdings, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders voted on the following proposals:

1.                                       To elect directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Kenneth D. Tuchman	52,323,206	407,800	2,824,500
James E. Barlett	52,668,543	62,463	2,824,500
William Linnenbringer	52,454,111	276,895	2,824,500
Ruth C. Lipper	50,222,442	2,508,564	2,824,500
Shrikant Mehta	52,530,951	200,055	2,824,500
Anjan Mukherjee	51,695,332	1,035,674	2,824,500
Robert M. Tarola	52,674,914	56,092	2,824,500
Shirley Young	52,663,117	77,098	67,889

2.                                       To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011.

For	Against	Abstain	Broker Non-Votes
55,158,467	378,633	18,406	—

3.                                       To approve on an advisory basis the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
38,028,054	13,363,252	1,339,700	2,824,500

4.                                       To provide an advisory vote on the frequency of the advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
49,138,727	2,855	2,239,619	1,349,805	2,824,500

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year.  In line with this recommendation by the Company’s shareholders, the Board of Directors has decided that it will include an advisory vote on executive compensation in the

Company’s proxy statement every year until the next advisory vote on the frequency of advisory votes on executive compensation.

Item 7.01. Regulation FD Disclosure.

On May 31, 2011, the Company issued a press release announcing that the Company had completed its previously announced acquisition of assets from eLoyalty Corporation.

A copy of the May 31, 2011 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Exhibit
99.1	Press release dated May 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2011

TELETECH HOLDINGS, INC.
(Registrant)

By:	/s/ Kenneth D. Tuchman
Name:	Kenneth D. Tuchman
Title:	Chief Executive Officer

TELETECH HOLDINGS, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated May 31, 2011